SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20549

                              ----------------------

                                     FORM 8-K



                                  CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):  June 23, 1997




                           CENTRAL FIDELITY BANKS, INC.
              ------------------------------------------------------
              (Exact name of registrant as specified in its charter)




         Virginia                     0-8829                    54-1091649
      ---------------              ------------               --------------
      (State or other               (Commission                (IRS Employer
      jurisdiction of              File Number)               Identification
      incorporation)                                              Number)


                 1021 East Cary Street, Richmond, Virginia 23219
                 -----------------------------------------------
                     (Address of principal executive offices)





                                  (804) 782-4000
               ----------------------------------------------------
               (Registrant's telephone number, including area code)

                         This document contains 5 pages.







         ITEM 5.  OTHER EVENTS

              On June 24, 1997 the Registrant issued a press release announcing the signing of a definitive agreement providing for the merger of the Registrant with and into Wachovia
         Corporation.  A copy of the press release is attached as
         Exhibit 99.







                                    SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly autho-rized.




                                      CENTRAL FIDELITY BANKS, INC.
                                      (Registrant)




         Date:  June 25, 1997         By:  /s/ James F. Campbell
                                           Name:  James F. Campbell
                                           Title: Senior Vice President
                                           & Controller







                                  EXHIBIT INDEX



         Exhibit 99. Press Release dated June 24, 1997 announcing the signing of a definitive merger agreement with Wachovia
         Corporation.